Exhibit 99.1

EXECUTION ORIGINAL

SECOND AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the “Agreement”) is entered into February 1, 2012 by and among BLONDER TONGUE LABORATORIES, INC., a corporation organized under the laws of the State of Delaware (“BTL”), R. L. DRAKE HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware (“RL Drake” and collectively with BTL, the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and SOVEREIGN BANK, N.A., formerly known as Sovereign Bank (“Sovereign”), as agent for Lenders (Sovereign, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a Revolving Credit, Term Loan and Security Agreement dated August 6, 2008, as amended by that certain First Amendment to Revolving Credit Term Loan and Security Agreement dated January 14, 2011, as the same shall be further amended by this Agreement (as may be further amended, restated, replaced and/or modified from time to time, the “Loan Agreement); and

Whereas, Borrower and Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement to, among other things, add RL Drake as a borrowing entity under the Loan Agreement, increase the Maximum Revolving Advance Amount and the increase the Term Loan.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)
ACKNOWLEDGMENT OF BALANCE AND CONSENT. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.  Agent and Lenders acknowledge and consent to (i) the formation and capitalization of R.L. Drake, as a wholly-owned subsidiary of BTL pursuant to Section 7.11 of the Loan Agreement, (ii) the consummation of the transactions contemplated by that certain Asset Purchase Agreement of even date herewith by and among R.L Drake, R.L. Drake, LLC, R.L. Drake Acquisition Corporation and WMBK Holding Company (“the “Acquisition Agreement”) and the other agreements and instruments ancillary thereto and contemplated thereby, pursuant to Section 7.1 of the Loan Agreement, and (iii) the sale or other disposition of certain of the Acquired Assets (as defined in the Acquisition Agreement) determined by Borrower in its reasonable business judgment to be obsolete or otherwise not usable or useful in the operation of Borrower’s business, and in connection therewith and notwithstanding the provisions of Section 2.11 of the Loan Agreement, the net proceeds of such sales shall be applied against Borrower’s Revolving Advances.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(A)
R. L. Drake Holdings, LLC, a limited liability company organized under the laws of the State of Delaware, is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents.

(B)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, and are replaced to read as follows:

“Inventory Sublimit” shall mean the least of (i) $4,250,000, (ii) an amount equal to fifty percent (50%) of the Maximum Revolving Advance Amount and (iii) the amount calculated pursuant to Subsection 2.1(a)(y)(i) herein.

EXECUTION ORIGINAL

“Maximum Loan Amount” shall mean $12,850,000 less repayments of the Term Loan.

“Maximum Revolving Advance Amount” shall mean $8,500,000.

“Net Income” shall mean for any period (i) the Borrower’s consolidated net income (loss), after taxes, as defined by GAAP, plus (ii) the amount of any non-cash inventory reserve established by the Borrower as set forth in its financial statements from time to time during such period to the extent that such non-cash inventory reserve reduces the Borrower’s consolidated net income (loss) so long as such amount does not exceed $1,000,000 for any twelve month period, plus (iii) the RL Drake Add-Back, plus (iv) the aggregate amount of any non-cash intangible asset impairment expenses incurred by the Borrower during such period associated with the acquisition of certain assets by the Borrower from R.L. Drake, LLC, to the extent recognized in accordance with GAAP, minus (v) any extraordinary income or gains.

“Payment Office” shall mean initially 830 Morris Avenue, Third Floor, Short Hills, New Jersey  07078; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower and to each Lender to be the Payment Office.

“Termination Date” shall mean February 1, 2015 or such other date as the Lenders may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Lenders to extend the Termination Date.

(C)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Borrower” shall mean BTL and Drake, jointly and severally.

“BTL” and “Blonder Tongue” shall mean Blonder Tongue Laboratories, Inc., a Delaware corporation.

“Drake” and “RL Drake” shall mean R. L. Drake Holdings, LLC, a Delaware limited liability company.

“RL Drake Add-Back” shall mean an add-back in the 2011 and 2012 fiscal years for acquisition costs and transition costs and expenses incurred by the Borrower associated with the acquisition of certain assets by the Borrower from R.L. Drake, LLC in an amount not to exceed (i) $500,000 in the 2011 fiscal year and (ii) $500,000 in the 2012 fiscal year.

“RL Drake Asset Reserve Amount” shall mean an amount equal to the lesser of (i) $1,000,000 and (ii) the amount calculated under Sections 2.1(a)(y)(i) and 2.1(a)(y)(ii) based solely on the Eligible Accounts and Eligible Inventory of Drake.

“RL Drake Asset Reserve Period” shall mean the period commencing on the Second Amendment Closing Date through and including the date that the Agent has completed a field examination and an analysis of the assets acquired by the Borrower from R.L. Drake, LLC, which Agent shall accomplish within 60 days after the Second Amendment Closing Date, all to the reasonable satisfaction of the Agent in its Permitted Discretion.

“Second Amendment” shall mean that certain Second Amendment to Revolving Credit, Term Loan and Security Agreement dated the Second Amendment Closing Date by and among the Borrower, Lenders and Agent.

“Second Amendment Closing Date” shall mean February 1, 2012.

(D)	Subsection 2.1(a) of the Loan Agreement is deleted, and is replaced by a new Subsection 2.1(a) to read as follows:

EXECUTION ORIGINAL

(a)  Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to such Lender’s Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount or (y) an amount equal to the sum of:

(i)           up to 85%, subject to the provisions of Section 2.1(b) hereof, (“Receivables Advance Rate”), of Eligible Receivables, plus

(ii)           up to the lesser of (A) 50%, subject to the provisions of Section 2.1(b) hereof (“Inventory Advance Rate”), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the “Advance Rates”) or (B) the Inventory Sublimit in the aggregate at any one time, minus

(iii)           the aggregate amount of outstanding Letters of Credit, minus

(iv)           the RL Drake Asset Reserve Amount during the RL Drake Asset Reserve Period, minus

(v)           such reserves as Agent may reasonably deem proper and necessary from time to time in its Permitted Discretion.

The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus (y) Sections 2.1 (a)(y)(iii), (iv) and (v) at any time and from time to time shall be referred to as the “Formula Amount”.  The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a).  Within thirty (30) days of the Second Amendment Closing Date, Agent will use its reasonable efforts to mark the original Amended and Restated Revolving Credit Note, dated January 14, 2011 in the original principal amount of $5,000,000, “CANCELLED” and will return the same to Borrower.

(E)	Section 2.4 of the Loan Agreement is deleted, and is replaced by a new Section 2.4 to read as follows:

2.4.           Term Loan.  Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrower in the sum equal to such Lender’s Commitment Percentage of $4,350,000.  The Term Loan shall be advanced on the Second Amendment Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: thirty six (36) consecutive monthly principal installments, the first thirty five (35) of which shall be in the amount of $18,125.00 commencing on the first Business Day of March, 2012, and continuing on the first Business Day of each month thereafter, with a thirty sixth (36th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of February, 2015.  Notwithstanding anything to the contrary herein and/or in any Other Document, all outstanding principal and interest hereunder is due and payable on the Termination Date.  The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.4.  Within thirty (30) days of the Second Amendment Closing Date, Agent will use its reasonable efforts to mark the original Term Note dated August 6, 2008 in the original principal amount of $4,000,000 “CANCELLED” and will return the same to Borrower.

(F)	Section 2.12 of the Loan Agreement is deleted, and is replaced by a new Section 2.12 to read as follows:

2.12.           Use of Proceeds .  Borrower shall apply the proceeds of Advances (i) to refinance existing Loans with the Lenders, (ii) to finance the acquisition of certain assets from R.L. Drake, LLC and (iii) to provide for its working capital needs.

EXECUTION ORIGINAL

(G)	Section 6.5 of the Loan Agreement is deleted, and is replaced by a new Section 6.5 to read as follows:

6.5.           Financial Covenants.

(a)           Fixed Charge Coverage Ratio.  Cause to be maintained at all times a Fixed Charge Coverage Ratio, tested quarterly on a consolidated, trailing twelve (12) month basis, of not less than (i) 1.10 to 1.00 through and including March 30, 2012 and (ii) 1.50 to 1.00 at all times thereafter.

(b)           Balance Sheet Leverage Ratio.  Cause to be maintained at all times a Balance Sheet Leverage Ratio of not more than (i) 1.00 to 1.00 through and including March 30, 2012 and (ii) 1.25 to 1.00 at all times thereafter, tested quarterly on a consolidated basis.

(c)           Net Income.  Achieve a Net Income for each fiscal year of not less than (i) $1.00 for the fiscal year ending December 31, 2011 and (ii) $100,000 for each fiscal year thereafter.

(H)	Section 13.1 of the Loan Agreement is deleted, and is replaced by a new Section 13.1 to read as follows:

                 13.1           Term.  This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the Termination Date (the “Term”) unless sooner terminated as herein provided.  Borrower may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations.  In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the “Early Termination Date”), Borrower shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) one and one half of one percent (1.50%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the Second Amendment Closing Date to and including the date immediately preceding the first anniversary of the Second Amendment Closing Date, (y) three quarters of one percent (.75%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the first anniversary of the Second Amendment Closing Date to and including the date immediately preceding the second anniversary of the Second Amendment Closing Date, and (z) one quarter of one percent (.25%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the second anniversary of the Second Amendment Closing Date to and including the date immediately preceding the third anniversary of the Second Amendment Closing Date.  Any prepayment will not affect the Borrower’s obligations to continue to make payments under any Swap Agreement, which will remain in full force and effect notwithstanding any such prepayment.

3)
SCHEDULES TO LOAN AGREEMENT.  Attached hereto as Exhibit A are amended and restated schedules to the Loan Agreement.  These revised schedules shall now amended, restate, replace and supplement any prior schedules to the Loan Agreement.

4)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

EXECUTION ORIGINAL

(E) this Agreement is a modification of an existing obligation and is not a novation.

5)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) provide the Agent with the Second Amended and Restated Revolving Credit Note in the amount of $8,500,000, Amended and Restated Term Note in the amount of $4,350,000, Power of Attorney and Pay Proceeds Letter, each properly executed;

(C) provide the Agent with revised schedules to the Loan Agreement;

(D) provide the Agent with a certificate of insurance with regard to RL Drake in form and substance satisfactory to the Agent;

(E) provide the Agent with a Certificate of Formation of RL Drake, certified by the Secretary of State of formation;

(F) provide to Agent all searches requested;

(G) provide the Agent with a copy of all Warehouse Agreements, Leases and Subleases of RL Drake with respect to each location as well as Warehouseman’s Agreements and/or Landlord’s Agreements with regard thereto in form and substance acceptable to the Agent;

(H) provide the Agent a list of intellectual property of RL Drake including trademarks and trademark applications, patents and patent applications, copyrights and copyright applications, together with a search/abstract relating to the same;

(I) provide the Agent a certified copies of Certificates of Fictitious/Assumed Names of RL Drake, if any;

(J) provide the Agent with a revised title insurance policy in the amount of $6,000,000, in form and substance acceptable to the Agent;

(K) provide the Agent with a copy of all documentation regarding the purchase of certain assets by Borrower from R.L. Drake, LLC including, but not limited to, the Asset Purchase Agreement with all exhibits and disclosure schedules, all searches, opinions of counsel, all releases and copies of all certificates of title;

(L) provide the Agent a copy of union contracts regarding RL Drake, if any;

(M) provide the Agent a summary of all existing litigation of RL Drake;

(N) provide the Agent with a Borrowing Base Certificate evidencing that Borrower will have a minimum Undrawn Availability of at least $750,000 (after all fees and expenses) at closing;

(O) provide the Agent with evidence that no material adverse change in the financial conditions of the Borrower and/or the Collateral has occurred;

(P) provide the Agent with an opinion of counsel to Borrower in form and substance acceptable to the Agent;

(Q) provide the Agent with secretary’s certificates and resolutions, in form and substance acceptable to the Agent, which approves the modification contemplated hereby;

(R) pay to the Agent an amendment fee in the amount of $30,000; and

(S) pay all other fees and costs incurred by the Lenders in entering into this Agreement, including, but not limited to, all reasonable legal fees incurred by the Agent.

6)
POST CLOSING CONDITIONS.  Within (i) ninety (90) days of the date hereof, RL Drake shall establish and maintain a lockbox with the Agent and (ii) thirty (30) days of the date hereof, (A) RL Drake shall provide to the Agent evidenced that it is duly qualified to do business in the States of New Jersey and Ohio and (B) the Borrower and RL Drake shall provide to the Agent searches and abstracts against any and all trademarks requested by the Agent and shall execute a trademark security agreement in favor of the Agent which shall be filed with the United States Patent and Trademark Office.

EXECUTION ORIGINAL

7)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state’s conflicts of law principles.  This Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Other Documents.  This Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement and any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                                                                       BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik                                                                     By: /s/ James A. Luksch
    Name:  ERIC SKOLNIK                                                                  Name:  JAMES A. LUKSCH
    Title:   Assistant Secretary                                                            Title:    Chief Executive Officer

WITNESS:                                                                       R. L. DRAKE HOLDINGS, LLC

By: /s/ Eric Skolnik                                                                        By: /s/ James A. Luksch
    Name:  ERIC SKOLNIK                                                            Name:   JAMES A. LUKSCH
    Title:    Secretary                                                                       Title:     Chief Executive Officer

SOVEREIGN BANK, N.A.,
formerly known as Sovereign Bank,
as Lender and as Agent

By: /s/ Gregory R. Russano
    Name:   GREGORY R. RUSSANO
    Title:     Senior Vice President